UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2015

WESTERN ASSET

HIGH YIELD FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended November 30, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

II	Western Asset High Yield Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the six months ended November 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2015 U.S. gross domestic product (“GDP”)i growth was 3.9%. Relatively solid growth was driven by increasing exports, accelerating personal consumption expenditures (“PCE”), declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s final reading for third quarter 2015 GDP growth — released after the reporting period ended — was 2.0%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, PCE, nonresidential fixed investment, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.3%, as reported by the U.S. Department of Labor. By November 2015, unemployment was 5.0%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5% and 1.6% in 2016. Japan’s economy is expected to expand 0.6% in 2015 and 1.0% in 2016. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014. However, the IMF believes emerging market growth will accelerate to 4.5% in 2016.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. The Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the six months ended November 30, 2015. However, at its meeting that ended on December 16, 2015, after the reporting period ended, the Fed raised the federal funds rate for the first time since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on October 28, 2015, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.” However, in its official statement after the December meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.…The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014, before the beginning of the reporting period. In January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, after the reporting period ended, the ECB extended its monthly bond buying program until at least March 2017. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 23, 2013 through October 23, 2015, with the last cut pushing rates down to 4.35%.

Q. Did Treasury yields trend higher or lower during the six months ended November 30, 2015?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury note was 0.61%. Its low for the period was 0.55% on July 8, 2015, and it peaked at 0.94% on November 23, 2015, as well as on the last day of the reporting period on November 30, 2015. The yield on the ten-year Treasury note began the period at 2.12%. Its low for the period of 2.01% occurred on August 24, 2015. Its peak of 2.50% was on June 10, 2015 and the ten-year Treasury note concluded the reporting period at 2.21%.

IV	Western Asset High Yield Fund

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. High-yield corporate bonds and U.S. Treasury Inflation-Protected Securities (“TIPS”)v were among the weakest performers over the six months ended November 30, 2015. In contrast, sectors that are generally less sensitive to rising interest rates, such as asset-backed securities, posted positive results. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexvi, returned -0.12% during the six months ended November 30, 2015.

Q. How did the high-yield bond market perform over the six months ended November 30, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -5.80% for the six months ended November 30, 2015. High yield bonds were volatile during the reporting period. While the high-yield default rate remained well below its long-term average, the asset class declined during five of the six months of the reporting period. In particular, the Energy sector and Metals & Mining industry fell sharply as commodity prices moved lower given weakening demand.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -0.71% during the six months ended November 30, 2015. The asset class declined during three of the first four months of the reporting period. These setbacks were triggered by a number of factors, including concerns over economic growth in China, falling commodity prices, expectations for future Fed rate hikes and geopolitical issues. The asset class then rallied in October 2015 as investor risk appetite improved and was largely flat in November 2015.

Performance review

For the six months ended November 30, 2015, Class I shares of Western Asset High Yield Fund returned -7.41%. The Fund’s unmanaged benchmark, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned -5.80% for the same period. The Lipper High Yield Funds Category Average1 returned -5.40% over the same time frame.

Western Asset High Yield Fund	V
[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 677 funds in the Fund’s Lipper category, and excluding sales charges.

Investment commentary (cont’d)

Performance Snapshot as of November 30, 2015 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund:
Class A	-7.59%
Class A2	-7.65%
Class C	-7.90%
Class R	-7.92%
Class I	-7.41%
Class IS	-7.45%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	-5.80%
Lipper High Yield Funds Category Average[1]	-5.40%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2015 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 6.92%, 6.95%, 6.46%, 6.92%, 7.52% and 7.59% respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 0.93%, 0.92%, 1.77%, 1.54%, 0.68% and 0.63%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a

VI	Western Asset High Yield Fund
[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 677 funds in the Fund’s Lipper category, and excluding sales charges.

class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 31, 2015

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high-yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Western Asset High Yield Fund	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

VIII	Western Asset High Yield Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2015 and May 31, 2015 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Yield Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2015 and held for the six months ended November 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.59%	$1,000.00	$924.10	0.99%	$4.76	Class A	5.00%	$1,000.00	$1,020.05	0.99%	$5.00
Class A2	-7.65	1,000.00	923.50	0.94	4.52	Class A2	5.00	1,000.00	1,020.30	0.94	4.75
Class C	-7.90	1,000.00	921.00	1.72	8.26	Class C	5.00	1,000.00	1,016.40	1.72	8.67
Class R	-7.92	1,000.00	920.80	1.30	6.24	Class R	5.00	1,000.00	1,018.50	1.30	6.56
Class I	-7.41	1,000.00	925.90	0.71	3.42	Class I	5.00	1,000.00	1,021.45	0.71	3.59
Class IS	-7.45	1,000.00	925.50	0.64	3.08	Class IS	5.00	1,000.00	1,021.80	0.64	3.23

2	Western Asset High Yield Fund 2015 Semi-Annual Report

[1]	For the six months ended November 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

Western Asset High Yield Fund 2015 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2015

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2015

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 82.0%
Consumer Discretionary — 15.5%
Auto Components — 0.2%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	850,000	$866,150
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	480,000	517,344
General Motors Co., Senior Notes	5.200%	4/1/45	280,000	266,807
Total Automobiles				784,151
Diversified Consumer Services — 0.6%
Service Corp. International, Senior Notes	5.375%	5/15/24	510,000	534,225
Service Corp. International, Senior Notes	7.500%	4/1/27	497,000	579,005
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Bonds	7.875%	6/1/21	870,000	898,275
Total Diversified Consumer Services				2,011,505
Hotels, Restaurants & Leisure — 4.4%
1011778 BC ULC/New Red Finance Inc., Secured Notes	6.000%	4/1/22	1,360,000	1,411,000	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	1,280,000	1,292,800	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,191,144	1,086,919	(a)(b)(c)(d)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	975,000	1,037,156
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	450,000	432,000
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	7/1/19	650,000	676,000	(a)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	1,455,000	146	*(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	700,000	719,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,240,000	1,291,088
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	210,000	213,938	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	909,000	964,676	(a)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	340,000	315,350	(a)
MGM Resorts International, Senior Notes	6.625%	12/15/21	590,000	615,075
NCL Corp. Ltd., Senior Bonds	4.625%	11/15/20	380,000	380,950	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	2,120,000	2,178,300	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	870,000	871,087
Studio City Finance Ltd., Senior Notes	8.500%	12/1/20	1,000,000	992,500	(a)
Viking Cruises Ltd., Senior Notes	6.250%	5/15/25	1,210,000	1,137,400	(a)
Total Hotels, Restaurants & Leisure				15,615,635

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 2.7%
CalAtlantic Group Inc., Senior Notes	6.250%	12/15/21	900,000	$960,750
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	1,700,000	1,751,000	(a)(b)
Lennar Corp., Senior Notes	4.875%	12/15/23	1,550,000	1,550,000
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	5.875%	4/1/23	690,000	712,425	(a)
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,330,000	1,373,225	(a)
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	230,000	238,050
Toll Brothers Finance Corp., Senior Notes	6.750%	11/1/19	210,000	234,675
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	320,000	320,000
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	540,000	575,100
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	130,000	132,275
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	2,190,000	1,932,675	(a)
Total Household Durables				9,780,175
Internet & Catalog Retail — 0.5%
Netflix Inc., Senior Notes	5.875%	2/15/25	1,750,000	1,809,063	(a)
Leisure Products — 0.3%
Vista Outdoor Inc., Senior Notes	5.875%	10/1/23	910,000	935,025	(a)
Media — 4.6%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	420,000	432,600	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	2/15/23	860,000	855,261
CCO Safari II LLC, Senior Secured Notes	4.908%	7/23/25	1,450,000	1,472,076	(a)
CCO Safari II LLC, Senior Secured Notes	6.484%	10/23/45	590,000	613,629	(a)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	464,375
DISH DBS Corp., Senior Notes	5.875%	11/15/24	3,630,000	3,248,850
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,620,000	1,377,000	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	1,290,000	325,725	(b)
MediaNews Group Inc.	12.000%	12/31/18	695,000	695,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	2,128,649	1,777,422	(a)(b)
Numericable-SFR SAS, Senior Secured Bonds	6.000%	5/15/22	1,930,000	1,905,875	(a)
Time Warner Cable Inc., Debentures	7.300%	7/1/38	600,000	649,284
Tribune Media Co., Senior Notes	5.875%	7/15/22	550,000	550,000	(a)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,310,000	2,298,450	(a)
Total Media				16,665,547
Specialty Retail — 1.4%
CST Brands Inc., Senior Notes	5.000%	5/1/23	510,000	506,175
GameStop Corp., Senior Notes	5.500%	10/1/19	700,000	696,500	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	2,360,000	1,864,400	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
L Brands Inc., Senior Notes	6.875%	11/1/35	1,030,000	$1,055,750	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	940,000	952,925
Total Specialty Retail				5,075,750
Textiles, Apparel & Luxury Goods — 0.6%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	390,000	368,550	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	930,000	927,675
William Carter Co., Senior Notes	5.250%	8/15/21	700,000	719,250
Total Textiles, Apparel & Luxury Goods				2,015,475
Total Consumer Discretionary				55,558,476
Consumer Staples — 4.6%
Beverages — 1.3%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	820,000	824,100	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	520,000	523,900
Constellation Brands Inc., Senior Notes	4.750%	11/15/24	1,530,000	1,564,425
Constellation Brands Inc., Senior Notes	4.750%	12/1/25	480,000	486,000
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,080,000	1,225,800	(a)
Total Beverages				4,624,225
Food & Staples Retailing — 0.8%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,400,000	1,337,000	(a)
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	1,560,000	1,618,500	(a)
Total Food & Staples Retailing				2,955,500
Food Products — 1.4%
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	840,000	840,000	(a)
Kraft Heinz Foods Co., Secured Notes	4.875%	2/15/25	402,000	428,394	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	530,000	655,136	(a)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	1,320,000	1,300,200	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	2,060,000	1,884,900	(a)
Total Food Products				5,108,630
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	560,000	567,000
Kronos Acquisition Holdings Inc., Senior Notes	9.000%	8/15/23	290,000	271,875	(a)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	700,000	729,750	(a)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,070,000	1,103,437	(a)
Total Household Products				2,672,062
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	1,310,000	1,057,825
Total Consumer Staples				16,418,242

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 13.8%
Energy Equipment & Services — 0.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	570,000	$430,350
CGG, Senior Notes	6.500%	6/1/21	2,160,000	1,171,800
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	674,500	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	440,000	347,600
Total Energy Equipment & Services				2,624,250
Oil, Gas & Consumable Fuels — 13.1%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	830,000	439,900
Arch Coal Inc., Senior Notes	7.000%	6/15/19	530,000	11,263
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,120,000	23,800
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	650,000	269,750
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	270,000	108,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	1,080,000	961,200	(a)
Bonanza Creek Energy Inc., Senior Notes	6.750%	4/15/21	690,000	541,650
BreitBurn Energy Partners LP/BreitBurn Finance Corp., Senior Notes	8.625%	10/15/20	630,000	226,800
California Resources Corp., Senior Notes	6.000%	11/15/24	1,600,000	960,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	770,000	727,650
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	360,000	352,800
Carrizo Oil & Gas Inc., Senior Notes	6.250%	4/15/23	350,000	319,375
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	1,000,000	465,000
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	160,000	68,000
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	170,000	74,375
Chesapeake Energy Corp., Senior Notes	4.875%	4/15/22	1,000,000	423,125
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	370,000	157,250
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	940,000	423,000
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	430,000	88,150
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.125%	3/1/22	1,500,000	1,282,500
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	760,000	773,300	(a)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	248,000	245,520
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,160,000	986,000
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	360,000	275,400
EV Energy Partners LP/EV Energy Finance Corp., Senior Notes	8.000%	4/15/19	640,000	416,000
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	680,000	596,700
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	1,200,000	996,000	(a)
Gulfport Energy Corp., Senior Notes	6.625%	5/1/23	640,000	582,400

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	950,000	$748,125	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	2,540,000	774,700
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	470,000	457,275
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	6.500%	9/15/21	1,360,000	257,557
LUKOIL International Finance BV, Senior Notes	6.125%	11/9/20	680,000	703,943	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	2,560,000	1,004,800	*(f)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	12/1/24	700,000	620,812
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.875%	6/1/25	1,820,000	1,619,800
Matador Resources Co., Senior Notes	6.875%	4/15/23	870,000	865,650
MEG Energy Corp., Senior Notes	6.375%	1/30/23	500,000	415,000	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,000,000	847,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,910,000	582,550	*(d)(f)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	660,000	694,650
Murray Energy Corp., Senior Secured Notes	11.250%	4/15/21	2,300,000	511,750	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	1,000,000	680,000
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	6.875%	10/15/21	700,000	630,000
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,270,000	1,089,025
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	470,000	405,375
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	810,000	522,450	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	1,220,000	1,238,300	(a)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	900,000	627,750
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	550,000	374,055
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	810,000	811,701	(a)
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,900,000	1,695,750
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	200,000	11,500	*(f)
Range Resources Corp., Senior Notes	5.000%	8/15/22	90,000	79,650
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,010,000	888,800	(a)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	1,200,000	1,020,000
Rockies Express Pipeline LLC, Senior Notes	5.625%	4/15/20	20,000	19,600	(a)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	500,000	480,000	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	990,000	920,700	(a)
Rose Rock Midstream LP/Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	780,000	643,500	(a)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	930,000	924,187	(a)
Samson Investment Co., Senior Notes	9.750%	2/15/20	2,560,000	6,400	*(f)

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,670,000	$1,269,200
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	600,000	412,500
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,020,000	761,175	(a)
SM Energy Co., Senior Notes	5.625%	6/1/25	1,200,000	1,071,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	480,000	456,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	5.500%	8/15/22	1,700,000	1,462,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,479,000	1,438,327
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	560,000	504,000	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.500%	10/15/19	800,000	832,000	(a)
Vanguard Natural Resources LLC/VNR Finance Corp., Senior Notes	7.875%	4/1/20	690,000	358,800
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	960,000	873,600
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	470,000	437,100
WPX Energy Inc., Senior Notes	8.250%	8/1/23	880,000	822,800
Total Oil, Gas & Consumable Fuels				46,666,265
Total Energy				49,290,515
Financials — 10.2%
Banks — 3.1%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	890,000	894,399	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	140,000	130,987	(g)(h)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	220,000	232,375	(g)(h)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	560,000	632,800
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	600,000	641,941	(g)(h)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	550,000	565,125	(a)(g)(h)
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,410,000	1,439,962
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,120,000	1,138,200
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,170,000	1,150,988	(g)(h)
Citigroup Inc., Junior Subordinated Bonds	5.950%	5/15/25	760,000	728,574	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	950,000	939,360	(g)(h)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	870,000	870,444	(g)(h)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	680,000	652,800	(g)(h)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	570,000	570,000	(h)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	450,000	519,128
Total Banks				11,107,083

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 0.3%
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,000,000	$956,752	(a)
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	512,775
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000	233,450
Navient Corp., Senior Notes	5.875%	3/25/21	1,680,000	1,537,200
Navient Corp., Senior Notes	5.875%	10/25/24	1,520,000	1,295,800
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	910,000	700,700	(a)
Total Consumer Finance				4,279,925
Diversified Financial Services — 1.3%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,000,000	1,011,250
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	450,000	453,375	(a)
ILFC E-Capital Trust I, Junior Subordinated Notes	4.570%	12/21/65	1,000,000	945,000	(a)(g)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,790,000	2,134,575
Total Diversified Financial Services				4,544,200
Insurance — 1.0%
CNO Financial Group Inc., Senior Notes	4.500%	5/30/20	260,000	265,200
CNO Financial Group Inc., Senior Notes	5.250%	5/30/25	1,330,000	1,353,275
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,000,000	1,040,000	(a)
Genworth Holdings Inc., Senior Notes	7.700%	6/15/20	770,000	758,450
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	380,000	283,100
Total Insurance				3,700,025
Real Estate Investment Trusts (REITs) — 2.1%
CB Richard Ellis Services Inc., Senior Notes	5.250%	3/15/25	830,000	845,396
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	2,060,000	1,833,400
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	1,300,000	1,316,250
ESH Hospitality Inc., Senior Notes	5.250%	5/1/25	1,010,000	997,375	(a)
Geo Group Inc., Senior Notes	5.125%	4/1/23	1,010,000	949,400
Geo Group Inc., Senior Notes	5.875%	10/15/24	330,000	322,162
Iron Mountain Inc., Senior Notes	6.000%	10/1/20	1,340,000	1,405,660	(a)
Total Real Estate Investment Trusts (REITs)				7,669,643
Real Estate Management & Development — 0.9%
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	230,000	211,025
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	390,000	378,300
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	1,110,000	1,168,275	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	1,580,000	1,615,550	(a)
Total Real Estate Management & Development				3,373,150

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,090,000	$1,053,212	(a)
Total Financials				36,683,990
Health Care — 7.9%
Biotechnology — 0.1%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	650,000	541,125	(a)
Health Care Equipment & Supplies — 1.1%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	640,000	625,203	(a)(b)
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	1,050,000	981,750	(a)
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	1,610,000	1,449,000	(a)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	740,000	740,000	(a)
Total Health Care Equipment & Supplies				3,795,953
Health Care Providers & Services — 4.6%
BioScrip Inc., Senior Notes	8.875%	2/15/21	1,480,000	1,176,600
DaVita HealthCare Partners Inc., Senior Notes	5.000%	5/1/25	880,000	844,800
ExamWorks Group Inc., Senior Notes	5.625%	4/15/23	1,080,000	1,074,600
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	1,000,000	1,082,500	(a)
HCA Inc., Notes	7.690%	6/15/25	1,415,000	1,556,500
HCA Inc., Senior Bonds	5.375%	2/1/25	1,970,000	1,935,525
HCA Inc., Senior Notes	5.875%	2/15/26	1,780,000	1,804,475
HCA Inc., Senior Secured Notes	5.250%	4/15/25	630,000	637,087
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,080,000	1,015,200
Kindred Healthcare Inc., Senior Notes	8.750%	1/15/23	600,000	570,000
Molina Healthcare Inc., Senior Notes	5.375%	11/15/22	1,740,000	1,748,700	(a)
Tenet Healthcare Corp., Senior Notes	8.000%	8/1/20	1,200,000	1,218,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	90,000	89,719
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,870,000	1,748,450
Total Health Care Providers & Services				16,502,156
Pharmaceuticals — 2.1%
DPx Holdings BV, Senior Notes	7.500%	2/1/22	2,000,000	2,020,000	(a)
JLL/Delta Dutch Pledgeco BV, Senior Notes	8.750%	5/1/20	720,000	719,100	(a)(b)
Mallinckrodt International Finance SA, Senior Notes	5.750%	8/1/22	140,000	123,900	(a)
Mallinckrodt International Finance SA, Senior Notes	5.625%	10/15/23	1,000,000	862,500	(a)
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	530,000	485,613	(a)
Valeant Pharmaceuticals International, Senior Notes	7.250%	7/15/22	120,000	108,600	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	420,000	409,500	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	450,000	425,286	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	1,470,000	1,260,525	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	150,000	$129,750	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,080,000	934,200	(a)
Total Pharmaceuticals				7,478,974
Total Health Care				28,318,208
Industrials — 11.4%
Aerospace & Defense — 0.8%
Bombardier Inc., Senior Notes	7.500%	3/15/18	510,000	507,450	(a)
Bombardier Inc., Senior Notes	4.750%	4/15/19	100,000	87,000	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	1,820,000	1,592,500	(a)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	710,000	695,800
Total Aerospace & Defense				2,882,750
Air Freight & Logistics — 0.9%
Air Medical Merger Sub Corp., Senior Notes	6.375%	5/15/23	1,230,000	1,102,387	(a)
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	650,000	658,938	(a)
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,590,000	1,462,800	(a)
Total Air Freight & Logistics				3,224,125
Airlines — 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	440,000	447,700	(a)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	292,019	294,939	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,318,552	1,358,108	(a)
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	7.373%	12/15/15	184,685	184,445
Continental Airlines Inc., Pass-Through Certificates, Secured Bonds	8.388%	11/1/20	64,824	66,323
Continental Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	295,531	316,218
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	6.375%	1/2/16	230,000	230,863	(a)
Delta Air Lines Inc., Pass-Through Trust, Secured Notes	6.875%	5/7/19	336,459	361,693	(a)
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	272,892	281,761
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.750%	4/11/22	1,323,409	1,331,680
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	1,732,518	1,819,144
Total Airlines				6,692,874
Building Products — 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	1,220,000	1,122,400	(a)
USG Corp., Senior Notes	5.500%	3/1/25	500,000	511,875	(a)
Total Building Products				1,634,275
Commercial Services & Supplies — 1.8%
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,340,000	1,005,000

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,000,000	$1,002,500	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.875%	4/15/23	470,000	467,063	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,870,000	1,889,859
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	550,000	550,000
West Corp., Senior Notes	5.375%	7/15/22	1,790,000	1,624,425	(a)
Total Commercial Services & Supplies				6,538,847
Construction & Engineering — 1.2%
AECOM, Senior Notes	5.875%	10/15/24	480,000	486,000
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	1,450,000	1,044,000	(a)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	2,788,012	2,063,129	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	1,320,000	633,600	(a)
Total Construction & Engineering				4,226,729
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	710,000	685,150	(a)
Machinery — 1.1%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	680,000	717,400	(a)
DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,795,000	1,853,337	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	820,000	875,350
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	550,000	569,250	(a)
Total Machinery				4,015,337
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,440,000	1,346,400	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	1,140,000	615,600
Total Marine				1,962,000
Road & Rail — 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	880,000	893,200	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	730,000	715,400	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	10.250%	6/1/20	1,350,000	1,188,000	(a)
Total Road & Rail				2,796,600
Trading Companies & Distributors — 1.0%
Ashtead Capital Inc., Secured Notes	5.625%	10/1/24	440,000	447,700	(a)
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	1,770,000	1,849,650	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	1,440,000	1,443,600
Total Trading Companies & Distributors				3,740,950

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Transportation — 0.7%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	1,400,000		$1,449,000	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,020,000		999,600	(a)(b)
Total Transportation					2,448,600
Total Industrials					40,848,237
Information Technology — 3.1%
Communications Equipment — 0.3%
CommScope Technologies Finance LLC, Senior Notes	6.000%	6/15/25	1,000,000		957,500	(a)
Electronic Equipment, Instruments & Components — 0.5%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	1,140,000		1,128,600
NXP BV/NXP Funding LLC, Senior Notes	4.625%	6/15/22	820,000		809,750	(a)
Total Electronic Equipment, Instruments & Components					1,938,350
Internet Software & Services — 0.5%
Ancestry.com Holdings LLC, Senior Notes	9.625%	10/15/18	900,000		902,250	(a)(b)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	790,000		857,150
Total Internet Software & Services					1,759,400
IT Services — 1.5%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	1,890,000		945,000	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	1,280,000		1,337,600	(a)
First Data Corp., Secured Notes	5.750%	1/15/24	860,000		860,000	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	940,000		948,225	(a)
First Data Corp., Senior Secured Notes	5.375%	8/15/23	160,000		163,101	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,210,000		1,210,000	(a)
Total IT Services					5,463,926
Semiconductors & Semiconductor Equipment — 0.3%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	130,000		122,200	(a)
Micron Technology Inc., Senior Notes	5.500%	2/1/25	990,000		918,225
Total Semiconductors & Semiconductor Equipment					1,040,425
Total Information Technology					11,159,601
Materials — 6.3%
Chemicals — 1.1%
Celanese U.S. Holdings LLC, Senior Notes	4.625%	11/15/22	410,000		406,925
Eagle Spinco Inc., Senior Subordinated Notes	4.625%	2/15/21	1,130,000		1,077,738
Hexion Inc., Senior Secured Notes	8.875%	2/1/18	1,200,000		789,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	830,000		786,425	(a)(b)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	724,000	EUR	773,968	(a)
Total Chemicals					3,834,056

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction Materials — 0.9%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	1,110,000		$1,126,650	(a)
American Builders & Contractors Supply Co. Inc., Senior Notes	5.750%	12/15/23	740,000		750,175	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	1,200,000		1,050,000	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	230,000		195,500	(a)
Total Construction Materials					3,122,325
Containers & Packaging — 2.0%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	1,600,000		1,668,000	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	202,941		202,180	(a)
Ball Corp., Senior Notes	5.250%	7/1/25	1,000,000		1,007,500
BWAY Holding Co., Senior Notes	9.125%	8/15/21	800,000		754,000	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	950,000		878,750	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	1,765,000		1,694,400
Pactiv LLC, Senior Notes	7.950%	12/15/25	70,000		66,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	800,000		820,000
Total Containers & Packaging					7,091,330
Metals & Mining — 2.1%
ArcelorMittal, Senior Bonds	6.125%	6/1/25	900,000		708,795
ArcelorMittal, Senior Notes	6.500%	3/1/21	400,000		349,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	1,260,000		1,023,750	(a)
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	660,000		658,350	(a)(g)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	740,000		422,725
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	1,720,000		1,659,800	(a)
Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	260,000		219,019
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,385,000		55,400	*(a)(d)(f)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	15,086		0	(b)(c)(d)(i)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	120,000		92,400	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	1,320,000	EUR	1,442,203	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	500,000		541,250	(a)(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	250,000		238,750	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	742,000		183,645
Total Metals & Mining					7,595,087
Paper & Forest Products — 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	1,630,000		570,500	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	220,000	$161,150
Total Paper & Forest Products				731,650
Total Materials				22,374,448
Telecommunication Services — 7.1%
Diversified Telecommunication Services — 3.2%
CCOH Safari LLC, Senior Notes	5.750%	2/15/26	1,280,000	1,286,400	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	1,050,000	1,024,296
CenturyLink Inc., Senior Notes	5.625%	4/1/25	480,000	412,800
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	2,150,000	2,101,625	(a)
Frontier Communications Corp., Senior Notes	10.500%	9/15/22	970,000	961,513	(a)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	1,210,000	1,185,800	(a)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	2,980,000	2,220,100
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	490,000	406,700
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	1,160,000	435,000
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	1,470,000	797,475	(a)
Windstream Services LLC, Senior Notes	7.500%	4/1/23	858,000	654,225
Total Diversified Telecommunication Services				11,485,934
Wireless Telecommunication Services — 3.9%
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	1,800,000	1,785,366	(a)
Neptune Finco Corp., Senior Notes	10.125%	1/15/23	300,000	313,500	(a)
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	970,000	1,005,162	(a)
Neptune Finco Corp., Senior Notes	10.875%	10/15/25	600,000	634,500	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,500,000	4,296,875
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	760,000	820,800	(a)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	1,200,000	1,146,000
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	2,160,000	2,157,300
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	1,760,000	1,647,800	(a)
Total Wireless Telecommunication Services				13,807,303
Total Telecommunication Services				25,293,237
Utilities — 2.1%
Electric Utilities — 1.6%
Midwest Generation LLC, Pass-Through Certificates, Secured Bonds	8.560%	1/2/16	120,354	119,752
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.237%	7/2/17	403,788	421,202
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	3,145,000	3,207,900
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	2,020,000	2,176,550
Total Electric Utilities				5,925,404

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power and Renewable Electricity Producers — 0.5%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	1,666,043	$1,716,025
Total Utilities				7,641,429
Total Corporate Bonds & Notes (Cost — $330,997,182)				293,586,383
Asset-Backed Securities — 2.8%
American Money Management Corp., 2015-16A E	5.921%	4/14/27	1,550,000	1,331,760	(a)(g)
Apidos CLO, 2015-21A D	5.827%	7/18/27	750,000	642,060	(a)(g)
Avery Point CLO Ltd., 2015-6A E1	5.783%	8/5/27	750,000	634,725	(a)(g)
Babson CLO Ltd., 2015-2A E	5.844%	7/20/27	500,000	431,200	(a)(g)
Carlyle Global Market Strategies, 2015-2A D	5.623%	4/27/27	750,000	628,950	(a)(g)
Cent CLO LP, 2015-23A D	5.715%	4/17/26	500,000	427,082	(a)(g)
Cumberland Park CLO Ltd., 2015-2A E	5.272%	7/20/26	500,000	409,308	(a)(g)
Dryden Senior Loan Fund, 2013-26A E	4.821%	7/15/25	500,000	406,516	(a)(g)
Dryden Senior Loan Fund, 2015-40A E	6.312%	8/15/28	1,030,000	900,529	(a)(g)
Galaxy CLO Ltd., 2015-20A E	5.781%	7/20/27	500,000	426,500	(a)(g)
GoldenTree Loan Opportunities Ltd., 2015-10A E2	5.482%	7/20/27	1,000,000	831,028	(a)(g)
Jamestown CLO Ltd., 2015-8A D2	7.114%	1/15/28	750,000	645,000	(a)(g)
Neuberger Berman CLO Ltd., 2015-19A D	5.539%	7/15/27	1,250,000	1,068,125	(a)(g)
Oaktree CLO Ltd., 2015-1A D	5.909%	10/20/27	500,000	422,250	(a)(g)
Treman Park CLO Ltd, 2015-1A E	6.474%	4/20/27	1,000,000	907,600	(a)(g)
Total Asset-Backed Securities (Cost — $11,119,657)				10,112,633
Collateralized Mortgage Obligations — 0.4%
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	900,000	564,032	(a)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.273%	8/15/48	700,000	490,756	(a)(g)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	800,000	489,989	(a)
Total Collateralized Mortgage Obligations (Cost — $1,563,733)				1,544,777
Convertible Bonds & Notes — 0.3%
Materials — 0.3%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	440,000	393,525
Metals & Mining — 0.2%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	1,111,520	555,760	(a)(b)(c)(d)
Total Convertible Bonds & Notes (Cost — $1,517,130)				949,285
Senior Loans — 4.4%
Consumer Discretionary — 1.3%
Hotels, Restaurants & Leisure — 0.3%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	910,000	918,342	(j)(k)

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2015

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Leisure Products — 0.2%
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	962,838	$887,415	(j)(k)
Specialty Retail — 0.7%
CWGS Group LLC, Term Loan	5.250%	2/20/20	1,725,000	1,706,672	(j)(k)
Spencer Gifts LLC, Second Lien Term Loan	9.250%	11/12/21	830,000	830,000	(j)(k)
Total Specialty Retail				2,536,672
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	636,800	456,374	(j)(k)
Total Consumer Discretionary				4,798,803
Consumer Staples — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	520,000	513,500	(j)(k)
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	937,899	935,554	(j)(k)
Total Consumer Staples				1,449,054
Energy — 0.7%
Energy Equipment & Services — 0.4%
Hercules Offshore LLC, Exit Term Loan	10.500%	5/6/20	1,530,000	1,277,550	(j)(k)
Pacific Drilling SA, Term Loan B	—	6/3/18	150,000	83,750	(l)
Total Energy Equipment & Services				1,361,300
Oil, Gas & Consumable Fuels — 0.3%
Magnum Hunter Resources Inc., Incremental Second Lien Term Loan	4.200%	12/31/15	210,000	208,950	(j)(k)(l)
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	468,825	314,699	(j)(k)
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	679,140	444,836	(j)(k)
Total Oil, Gas & Consumable Fuels				968,485
Total Energy				2,329,785
Health Care — 0.7%
Health Care Equipment & Supplies — 0.3%
Immucor Inc., REFI Term Loan B2	5.000%	8/17/18	389,794	376,151	(j)(k)
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	728,175	655,358	(j)(k)
Total Health Care Equipment & Supplies				1,031,509
Health Care Providers & Services — 0.4%
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	1,480,000	1,420,800	(j)(k)
Total Health Care				2,452,309
Industrials — 0.4%
Commercial Services & Supplies — 0.3%
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	959,248	968,241	(j)(k)

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — 0.1%
Intelligrated Inc., First Lien Term Loan	4.500-5.750%	7/30/18	580,629		$566,839	(j)(k)
Total Industrials					1,535,080
Materials — 0.2%
Metals & Mining — 0.2%
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	445,500		104,692	(j)(k)
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/30/19	914,073		745,296	(j)(k)
Total Materials					849,988
Utilities — 0.7%
Electric Utilities — 0.3%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	985,050		886,545	(j)(k)
Independent Power and Renewable Electricity Producers — 0.4%
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,459,480		1,443,364	(j)(k)
Total Utilities					2,329,909
Total Senior Loans (Cost — $17,126,144)					15,744,928
Sovereign Bonds — 0.6%
Mexico — 0.6%
United Mexican States, Senior Bonds (Cost — $2,644,197)	6.500%	6/9/22	32,317,000	MXN	2,020,316
U.S. Government & Agency Obligations — 1.7%
U.S. Government Obligations — 1.7%
U.S. Treasury Notes (Cost — $5,994,555)	1.375%	9/30/20	6,000,000		5,920,782

			Shares
Common Stocks — 2.7%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			81,754		0	*(c)(d)(i)
Media — 0.1%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6		202,584	*(d)
Total Consumer Discretionary					202,584
Energy — 0.9%
Energy Equipment & Services — 0.9%
Hercules Offshore Inc.			54,577		203,027	*
KCAD Holdings I Ltd.			424,046,710		3,061,193	*(c)(d)
Total Energy					3,264,220

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

Western Asset High Yield Fund

Security			Shares	Value
Financials — 1.2%
Banks — 1.2%
Citigroup Inc.			53,156	$2,875,208
JPMorgan Chase & Co.			24,911	1,661,066
Total Financials				4,536,274
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc.			13,200	1,095,600	*(c)(d)
Industrials — 0.1%
Marine — 0.1%
DeepOcean Group Holding AS			111,195	504,269	*(c)(d)
Materials — 0.1%
Metals & Mining — 0.1%
Mirabela Nickel Ltd.			3,069,757	184,264	*(c)(d)
Total Common Stocks (Cost — $13,885,547)				9,787,211

	Rate
Convertible Preferred Stocks — 0.0%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Rex Energy Corp. (Cost — $841,000)	6.000%		10,900	109,000
Preferred Stocks — 1.1%
Financials — 1.1%
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%		117,022	2,984,061	(g)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	6.692%		31,950	830,061	(g)
Total Preferred Stocks (Cost — $3,542,251)				3,814,122

		Expiration Date	Warrants
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	2,297	298,610	*(a)(d)
Jack Cooper Holdings Corp.		5/6/18	1,159	150,670	*(a)(d)
Total Warrants (Cost — $63,365)				449,280
Total Investments before Short-Term Investments (Cost — $389,294,761)				344,038,717

		Maturity Date	Face Amount†
Short-Term Investments — 2.1%
Repurchase Agreements — 0.9%
Deutsche Bank Securities Inc. repurchase agreement dated 11/30/15; Proceeds at maturity — $3,400,009; (Fully collateralized by U.S. government obligations, 1.625% due 7/31/20; Market value — $3,468,000) (Cost — $3,400,000)	0.090%	12/1/15	3,400,000	3,400,000

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2015 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Shares	Value
Money Market Funds — 1.2%
State Street Institutional Treasury Plus Money Market Fund, Premier Class (Cost — $4,150,886)	0.000%	4,150,886	$4,150,886
Total Short-Term Investments (Cost — $7,550,886)			7,550,886
Total Investments — 98.2% (Cost — $396,845,647#)			351,589,603
Other Assets in Excess of Liabilities — 1.8%			6,298,707
Total Net Assets — 100.0%			$357,888,310

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(d)	Illiquid security.

(e)	The maturity principal is currently in default as of November 30, 2015.

(f)	The coupon payment on these securities is currently in default as of November 30, 2015.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Value is less than $1.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of November 30, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
EUR	— Euro
MXN	— Mexican Peso
REFI	— Refinancing

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	23

Statement of assets and liabilities (unaudited)

November 30, 2015

Assets:
Investments, at value (Cost — $396,845,647)	$351,589,603
Foreign currency, at value (Cost — $457,113)	450,084
Cash	242,127
Interest and dividends receivable	6,216,784
Receivable for securities sold	1,255,730
OTC swaps, at value (premiums paid — $400,140)	477,453
Deposits with brokers for open futures contracts	186,292
Deposits with brokers for centrally cleared swap contracts	182,322
Unrealized appreciation on forward foreign currency contracts	62,221
Receivable from broker — variation margin on open futures contracts	49,344
Receivable for Fund shares sold	46,851
Receivable for open OTC swap contracts	33,824
Prepaid expenses	71,323
Total Assets	360,863,958

Liabilities:
Payable for securities purchased	2,447,475
Payable for Fund shares repurchased	217,228
Investment management fee payable	163,264
Distributions payable	7,235
Service and/or distribution fees payable	5,116
Payable to broker — variation margin on centrally cleared swaps	4,916
Directors’ fees payable	1,722
Accrued expenses	128,692
Total Liabilities	2,975,648
Total Net Assets	$357,888,310

Net Assets:
Par value (Note 7)	$46,492
Paid-in capital in excess of par value	512,435,446
Undistributed net investment income	72,048
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(109,602,915)
Net unrealized depreciation on investments, futures contracts, swap contracts and foreign currencies	(45,062,761)
Total Net Assets	$357,888,310

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2015 Semi-Annual Report

Net Assets:
Class A	$4,566,305
Class A2	$10,848,844
Class C	$2,209,901
Class R	$220,423
Class I	$200,029,843
Class IS	$140,012,994

Shares Outstanding:
Class A	593,088
Class A2	1,405,331
Class C	289,419
Class R	28,835
Class I	26,163,554
Class IS	18,011,929

Net Asset Value:
Class A (and redemption price)	$7.70
Class A2 (and redemption price)	$7.72
Class C*	$7.64
Class R (and redemption price)	$7.64
Class I (and redemption price)	$7.65
Class IS (and redemption price)	$7.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.04
Class A2 (based on maximum initial sales charge of 4.25%)	$8.06

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	25

Statement of operations (unaudited)

For the Six Months Ended November 30, 2015

Investment Income:
Interest	$13,203,087
Dividends	242,549
Total Investment Income	13,445,636

Expenses:
Investment management fee (Note 2)	1,017,129
Transfer agent fees (Note 5)	75,044
Registration fees	68,673
Service and/or distribution fees (Notes 2 and 5)	30,097
Fund accounting fees	26,556
Audit and tax fees	25,565
Shareholder reports	21,331
Legal fees	11,096
Directors’ fees	7,021
Insurance	4,096
Custody fees	4,029
Commitment fees (Note 8)	87
Fees recaptured by investment manager (Note 2)	13
Miscellaneous expenses	3,860
Total Expenses	1,294,597
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(402)
Net Expenses	1,294,195
Net Investment Income	12,151,441

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(11,492,905)
Futures contracts	134,295
Swap contracts	92,459
Foreign currency transactions	56,968
Net Realized Loss	(11,209,183)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(30,532,962)
Futures contracts	147,437
Swap contracts	210,930
Foreign currencies	(10,879)
Change in Net Unrealized Appreciation (Depreciation)	(30,185,474)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(41,394,657)
Decrease in Net Assets From Operations	$(29,243,216)

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2015 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2015 (unaudited) and the Year Ended May 31, 2015	November 30	May 31

Operations:
Net investment income	$12,151,441	$27,211,318
Net realized gain (loss)	(11,209,183)	1,450,994
Change in net unrealized appreciation (depreciation)	(30,185,474)	(31,104,545)
Decrease in Net Assets From Operations	(29,243,216)	(2,442,233)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,121,731)	(27,481,356)
Decrease in Net Assets From Distributions to Shareholders	(12,121,731)	(27,481,356)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	55,604,762	230,646,465
Reinvestment of distributions	12,070,798	26,994,189
Cost of shares repurchased	(63,343,716)	(410,809,222)
Increase (Decrease) in Net Assets From Fund Share Transactions	4,331,844	(153,168,568)
Decrease in Net Assets	(37,033,103)	(183,092,157)

Net Assets:
Beginning of period	394,921,413	578,013,570
End of period*	$357,888,310	$394,921,413
*Includesundistributed net investment income of:	$72,048	$42,338

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	27

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.60	$9.19	$9.04	$8.86	$8.61

Income (loss) from operations:
Net investment income	0.26	0.52	0.23	0.55	0.40
Net realized and unrealized gain (loss)	(0.91)	(0.58)	0.14	0.17	0.37
Total income (loss) from operations	(0.65)	(0.06)	0.37	0.72	0.77

Less distributions from:
Net investment income	(0.25)	(0.53)	(0.22)	(0.54)	(0.52)
Total distributions	(0.25)	(0.53)	(0.22)	(0.54)	(0.52)

Net asset value, end of period	$7.70	$8.60	$9.19	$9.04	$8.86
Total return[6]	(7.59)%	(0.62)%[7]	4.25%	8.26%	9.25%

Net assets, end of period (000s)	$4,566	$6,453	$9,579	$10,391	$406

Ratios to average net assets:
Gross expenses	0.99%[8]	0.96%[9]	1.05%[8,9]	1.10%[9]	1.12%[8]
Net expenses[10]	0.99 [8]	0.96 [9]	1.05 [8,9]	0.98 [9,11]	0.93 [8,11]
Net investment income	6.29 [8]	5.96	5.96 [8]	6.09	6.90 [8]

Portfolio turnover rate	36%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2015[2]	2015[3]

Net asset value, beginning of period	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.26	0.43
Net realized and unrealized loss	(0.91)	(0.43)
Total income (loss) from operations	(0.65)	—

Less distributions from:
Net investment income	(0.26)	(0.43)
Total distributions	(0.26)	(0.43)

Net asset value, end of period	$7.72	$8.63
Total return[4]	(7.65)%	0.06%[5]

Net assets, end of period (000s)	$10,849	$8,777

Ratios to average net assets:
Gross expenses[6]	0.94%	0.92%
Net expenses[6,7]	0.94	0.92
Net investment income[6]	6.36	6.09

Portfolio turnover rate	36%	82%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period August 1, 2014 (inception date) to May 31, 2015.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[8]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	29

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.53	$9.10	$8.95	$8.85	$8.61

Income (loss) from operations:
Net investment income	0.22	0.45	0.19	0.47	0.35
Net realized and unrealized gain (loss)	(0.89)	(0.57)	0.15	0.10	0.38
Total income (loss) from operations	(0.67)	(0.12)	0.34	0.57	0.73

Less distributions from:
Net investment income	(0.22)	(0.45)	(0.19)	(0.47)	(0.49)
Total distributions	(0.22)	(0.45)	(0.19)	(0.47)	(0.49)

Net asset value, end of period	$7.64	$8.53	$9.10	$8.95	$8.85
Total return[6]	(7.90)%	(1.25)%[7]	3.83%	6.59%	8.73%

Net assets, end of period (000s)	$2,210	$2,667	$1,724	$1,053	$159

Ratios to average net assets:
Gross expenses	1.72%[8]	1.81%[9]	1.87%[8,9]	1.88%[9]	2.15%[8]
Net expenses[10]	1.72 [8]	1.77 [9,11]	1.80 [8,9,11]	1.80 [9,11]	1.69 [8,11]
Net investment income	5.57 [8]	5.17	5.22 [8]	5.27	6.07 [8]

Portfolio turnover rate	36%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2015[2]	2015	2014[3]	2013[4]	2012[5]

Net asset value, beginning of period	$8.54	$9.12	$8.96	$8.87	$8.61

Income (loss) from operations:
Net investment income	0.24	0.49	0.21	0.51	0.38
Net realized and unrealized gain (loss)	(0.90)	(0.58)	0.16	0.10	0.37
Total income (loss) from operations	(0.66)	(0.09)	0.37	0.61	0.75

Less distributions from:
Net investment income	(0.24)	(0.49)	(0.21)	(0.52)	(0.49)
Total distributions	(0.24)	(0.49)	(0.21)	(0.52)	(0.49)

Net asset value, end of period	$7.64	$8.54	$9.12	$8.96	$8.87
Total return[6]	(7.92)%	(0.77)%[7]	4.16%	7.03%	9.05%

Net assets, end of period (000s)	$220	$372	$372	$79	$11

Ratios to average net assets:
Gross expenses	1.67%[8,9]	1.55%[9]	1.37%[8,9]	1.51%[9]	1.37%[8]
Net expenses[10,11]	1.30 [8,9]	1.30 [9]	1.30 [8,9]	1.26 [9]	1.30 [8]
Net investment income	5.97 [8]	5.62	5.68 [8]	5.78	6.59 [8]

Portfolio turnover rate	36%	82%	33%	103%	86%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2015 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]	For the period April 30, 2012 (inception date) to December 31, 2012.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$8.54	$9.12	$8.96	$8.87	$8.10	$8.71	$8.27

Income (loss) from operations:
Net investment income	0.27	0.55	0.24	0.58	0.63	0.69	0.81
Net realized and unrealized gain (loss)	(0.90)	(0.58)	0.15	0.08	0.77	(0.52)	0.48
Total income (loss) from operations	(0.63)	(0.03)	0.39	0.66	1.40	0.17	1.29

Less distributions from:
Net investment income	(0.26)	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)
Total distributions	(0.26)	(0.55)	(0.23)	(0.57)	(0.63)	(0.78)	(0.85)

Net asset value, end of period	$7.65	$8.54	$9.12	$8.96	$8.87	$8.10	$8.71
Total return[6]	(7.41)%	(0.28)%[7]	4.42%	7.64%	17.76%	1.87%	16.24%

Net assets, end of period (000s)	$200,030	$221,201	$407,122	$409,166	$385,634	$345,686	$447,370

Ratios to average net assets:
Gross expenses	0.71%[8]	0.68%	0.69%[8]	0.70%	0.66%	0.68%	0.65%
Net expenses	0.71 [8]	0.68	0.69 [8]	0.70	0.66	0.68	0.65
Net investment income	6.56 [8]	6.20	6.33 [8]	6.46	7.37	7.88	9.39

Portfolio turnover rate	36%	82%	33%	103%	86%	103%	105%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[8]	Annualized.

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2015 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1,2]	2015[3]	2015	2014[4]	2013[5]	2012[5]	2011[5]	2010[5]

Net asset value, beginning of period	$8.68	$9.27	$9.11	$9.01	$8.23	$8.84	$8.38

Income (loss) from operations:
Net investment income	0.27	0.55	0.24	0.60	0.65	0.70	0.82
Net realized and unrealized gain (loss)	(0.91)	(0.58)	0.16	0.09	0.76	(0.53)	0.49
Total income (loss) from operations	(0.64)	(0.03)	0.40	0.69	1.41	0.17	1.31

Less distributions from:
Net investment income	(0.27)	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)
Total distributions	(0.27)	(0.56)	(0.24)	(0.59)	(0.63)	(0.78)	(0.85)

Net asset value, end of period	$7.77	$8.68	$9.27	$9.11	$9.01	$8.23	$8.84
Total return[6]	(7.45)%	(0.23)%[7]	4.42%	7.82%	17.67%	1.92%	16.32%

Net assets, end of period (000s)	$140,013	$155,451	$159,217	$141,592	$140,665	$100,048	$108,319

Ratios to average net assets:
Gross expenses	0.64%[8]	0.63%[9]	0.62%[8]	0.63%[9]	0.63%	0.61%	0.61%
Net expenses[10]	0.64 [8]	0.63 [9]	0.61 [8,11]	0.63 [9]	0.63 [11]	0.61	0.61
Net investment income	6.62 [8]	6.29	6.41 [8]	6.57	7.41	8.00	9.40

Portfolio turnover rate	36%	82%	33%	103%	86%	103%	105%

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended November 30, 2015 (unaudited).

[4]	For the period January 1, 2014 through May 31, 2014.

[5]	For the year ended December 31.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[8]	Annualized.

[9]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2015 Semi-Annual Report	33

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

34	Western Asset High Yield Fund 2015 Semi-Annual Report

adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$53,776,557	$1,781,919		$55,558,476
Materials	—	22,374,448	0	*	22,374,448
Other corporate bonds & notes	—	215,653,459	—		215,653,459
Asset-backed securities	—	10,112,633	—		10,112,633
Collateralized mortgage obligations	—	1,544,777	—		1,544,777
Convertible bonds & notes	—	393,525	555,760		949,285
Senior loans:
Consumer discretionary	—	3,968,803	830,000		4,798,803
Consumer staples	—	—	1,449,054		1,449,054
Health care	—	1,420,800	1,031,509		2,452,309
Utilities	—	1,443,364	886,545		2,329,909
Other senior loans	—	4,714,853	—		4,714,853
Sovereign bonds	—	2,020,316	—		2,020,316
U.S. government & agency obligations	—	5,920,782	—		5,920,782
Common stocks:
Consumer discretionary	—	—	202,584		202,584
Energy	$203,027	—	3,061,193		3,264,220
Financials	4,536,274	—	—		4,536,274
Health care	—	—	1,095,600		1,095,600
Industrials	—	—	504,269		504,269
Materials	—	—	184,264		184,264
Convertible preferred stocks	109,000	—	—		109,000
Preferred stocks	3,814,122	—	—		3,814,122
Warrants	—	449,280	—		449,280
Total long-term investments	$8,662,423	$323,793,597	$11,582,697		$344,038,717
Short-term investments†:
Repurchase agreements	—	3,400,000	—		3,400,000
Money market funds	4,150,886	—	—		4,150,886
Total short-term investments	4,150,886	3,400,000	—		7,550,886
Total investments	$12,813,309	$327,193,597	$11,582,697		$351,589,603
Other financial instruments:
Futures contracts	$87,995	—	—		$87,995
Forward foreign currency contracts	—	$62,221	—		62,221
Centrally cleared credit default swaps on credit indices — buy protection	—	46,894	—		46,894
OTC credit default swaps on corporate issues — sell protection‡	—	477,453	—		477,453
Total other financial instruments	$87,995	$586,568	—		$674,563
Total	$12,901,304	$327,780,165	$11,582,697		$352,264,166

36	Western Asset High Yield Fund 2015 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$70,703	—	—	$70,703

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The Fund’s policy is to recognize transfers between levels as of the end of reporting period. At November 30, 2015, securities valued at $109,000 were transferred from Level 2 to Level 1 within the fair value hierarchy because of the availability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Industrials	Materials		Utilities	Convertible Bonds & Notes
Balance as of May 31, 2015	$2,477,462	$6,561,240	$0	*	$3,648,092	—
Accrued premiums/discounts	14,385	(7,193)	—		(3,550)	—
Realized gain (loss)[1]	—	—	—		—	—
Change in unrealized appreciation (depreciation)[2]	(87,402)	(133,074)	(149)		(201,477)	—
Purchases	98,073	—	149		—	—
Sales	(720,599)	(242,122)	—		(115,413)	—
Transfers into Level 3[3]	—	—	—		—	$555,760
Transfers out of Level 3[4]	—	(6,178,851)	—		(3,327,652)	—
Balance as of November 30, 2015	$1,781,919	—	$0	*	—	$555,760
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	$(87,402)	—	$(149)		—	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Balance as of May 31, 2015	$923,650	$1,467,813	$875,606	—	—
Accrued premiums/discounts	1,249	2,752	1,300	$408	—
Realized gain (loss)[1]	—	56	4,553	22	—
Change in unrealized appreciation (depreciation)[2]	(2,407)	(16,731)	(237,963)	(64,122)	—
Purchases	825,850	—	—	720,875	—
Sales	—	(4,836)	(198,660)	(1,825)	—
Transfers into Level 3[3]	—	—	—	376,151	$886,545

Western Asset High Yield Fund 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Consumer Staples	Energy	Health Care	Utilities
Transfers out of Level 3[4]	$(918,342)	—	$(444,836)	—	—
Balance as of November 30, 2015	$830,000	$1,449,054	—	$1,031,509	$886,545
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	$3,938	$(16,731)	—	$(64,122)	—

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials	Total
Balance as of May 31, 2015	$165,371	$4,649,248	$1,095,600	$1,047,123	—	$22,911,205
Accrued premiums/discounts	—	—	—	—	—	9,351
Realized gain (loss)[1]	—	—	—	—	—	4,631
Change in unrealized appreciation (depreciation)[2]	37,213	(1,588,055)	—	(542,854)	—	(2,837,021)
Purchases	—	—	—	—	—	1,644,947
Sales	—	—	—	—	—	(1,283,455)
Transfers into Level 3[3]	—	—	—	—	$184,264	2,002,720
Transfers out of Level 3[4]	—	—	—	—	—	(10,869,681)
Balance as of November 30, 2015	$202,584	$3,061,193	$1,095,600	$504,269	$184,264	$11,582,697
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2015[2]	$37,213	$(1,588,055)	—	$(542,854)	—	$(2,258,162)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest.

38	Western Asset High Yield Fund 2015 Semi-Annual Report

To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Western Asset High Yield Fund 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase

40	Western Asset High Yield Fund 2015 Semi-Annual Report

the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2015, the total notional value of all credit default swaps to sell protection was $3,430,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended November 30, 2015, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return

Western Asset High Yield Fund 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

42	Western Asset High Yield Fund 2015 Semi-Annual Report

agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

Western Asset High Yield Fund 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of November 30, 2015, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(m) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

44	Western Asset High Yield Fund 2015 Semi-Annual Report

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets.

LMPFA has agreed to waive and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total annual fund operating expenses are not expected to exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65% for Class A, Class A2, Class C, Class R and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Directors’ consent.

During the six months ended November 30, 2015, fees waived and/or expenses reimbursed amounted to $402.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the

Western Asset High Yield Fund 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class IS
Expires May 31, 2016	—	—	—	$58	—
Expires May 31, 2017	—	—	$745	899	—
Expires May 31, 2018	—	—	—	402	—
Total fee waivers/expense reimbursements subject to recapture	—	—	$745	$1,359	—

For the six months ended November 30, 2015, LMPFA recaptured $13 for Class R shares.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2015, LMIS and its affiliates retained sales charges of $112 and $12,997 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the six months ended November 30, 2015, there were no CDSCs paid to LMIS and its affiliates.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$109,363,350	$20,979,805
Sales	113,413,050	19,545,431

46	Western Asset High Yield Fund 2015 Semi-Annual Report

At November 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,559,862
Gross unrealized depreciation	(50,815,906)
Net unrealized depreciation	$(45,256,044)

At November 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	105	3/16	$16,547,943	$16,635,938	$87,995

Contracts to Sell:
U.S. Treasury 10-Year Notes	227	3/16	28,633,864	28,701,313	(67,449)
U.S. Treasury Long-Term Bonds	6	3/16	920,746	924,000	(3,254)
					(70,703)
Net unrealized appreciation on open futures contracts					$17,292

At November 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,894,513	EUR	1,730,243	Credit Suisse	2/16/16	$62,221

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

At November 30, 2015, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.24 Index)	$3,616,965	6/20/20	5.000% quarterly	$(162,568)	$(209,462)	$46,894

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2015[5]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG (Ally Financial Inc., 7.500% due 9/15/20)	$3,430,000	6/20/20	1.72%	5.000% quarterly	$477,453	$400,140	$77,313

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Western Asset High Yield Fund 2015 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

At November 30, 2015, the Fund held collateral received from Deutsche Bank AG in the amount of $565,009. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$87,995	—	—	$87,995
Centrally cleared swap contracts[3]	—	—	$46,894	46,894
OTC swap contracts[4]	—	—	477,453	477,453
Forward foreign currency contracts	—	$62,221	—	62,221
Total	$87,995	$62,221	$524,347	$674,563

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$70,703

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

48	Western Asset High Yield Fund 2015 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$134,295	—	—	$134,295
Swap contracts	—	—	$92,459	92,459
Forward foreign currency contracts[1]	—	$88,103	—	88,103
Total	$134,295	$88,103	$92,459	$314,857

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$147,437	—	—	$147,437
Swap contracts	—	—	$210,930	210,930
Forward foreign currency contracts[1]	—	$(4,668)	—	(4,668)
Total	$147,437	$(4,668)	$210,930	$353,699

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended November 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$6,399,790
Futures contracts (to sell)	16,405,944
Forward foreign currency contracts (to buy)†	600,368
Forward foreign currency contracts (to sell)	2,839,138

Average Notional Balance
Credit default swap contracts (to buy protection)	$8,489,891
Credit default swap contracts (to sell protection)	3,430,000

†	At November 30, 2015, there were no open positions held in this derivative.

Western Asset High Yield Fund 2015 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at November 30, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$49,344	—	$49,344
OTC swap contracts	477,453	$(477,453)	—
Forward foreign currency contracts	62,221	—	62,221
Total	$589,018	$(477,453)	$111,565

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at November 30, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Centrally cleared swap contracts[4]	$4,916	$(4,916)	—

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,709	$2,322
Class A2	12,381	2,123
Class C	11,460	922
Class R	547	562
Class I	—	68,598
Class IS	—	517
Total	$30,097	$75,044

50	Western Asset High Yield Fund 2015 Semi-Annual Report

For the six months ended November 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class A2	—
Class C	—
Class R	$402
Class I	—
Class IS	—
Total	$402

6. Distributions to shareholders by class

	Six Months Ended November 30, 2015	Year Ended May 31, 2015
Net Investment Income:
Class A	$142,863	$441,513
Class A2	313,974	217,985	†
Class C	63,358	122,482
Class R	6,497	20,628
Class I	6,740,035	14,676,427
Class IS	4,855,004	12,002,321
Total	$12,121,731	$27,481,356

†	For the period August 1, 2014 (inception date) to May 31, 2015.

7. Capital shares

At November 30, 2015, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Shares	Amount	Shares		Amount
Class A
Shares sold	146,697	$1,181,041	2,909,144		$26,196,907
Shares issued on reinvestment	16,286	130,866	40,592		356,809
Shares repurchased	(320,135)	(2,688,853)	(3,241,461)		(29,249,701)
Net decrease	(157,152)	$(1,376,946)	(291,725)		$(2,695,985)

Class A2
Shares sold	417,582	$3,408,918	1,011,788	†	$8,811,082	†
Shares issued on reinvestment	39,043	313,968	25,308	†	217,965	†
Shares repurchased	(68,884)	(555,348)	(19,506)	†	(167,494)	†
Net increase	387,741	$3,167,538	1,017,590	†	$8,861,553	†

Western Asset High Yield Fund 2015 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended November 30, 2015		Year Ended May 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares sold	59,075	$466,142	228,310	$1,991,327
Shares issued on reinvestment	6,279	50,097	11,661	100,552
Shares repurchased	(88,571)	(722,047)	(116,688)	(999,182)
Net increase (decrease)	(23,217)	$(205,808)	123,283	$1,092,697

Class R
Shares sold	15,469	$124,035	9,814	$84,322
Shares issued on reinvestment	423	3,329	355	3,081
Shares repurchased	(30,634)	(255,991)	(7,389)	(64,685)
Net increase (decrease)	(14,742)	$(128,627)	2,780	$22,718

Class I
Shares sold	2,581,138	$20,621,157	8,516,997	$73,927,817
Shares issued on reinvestment	841,914	6,719,362	1,655,908	14,472,479
Shares repurchased	(3,154,834)	(25,561,716)	(28,932,798)	(258,958,979)
Net increase (decrease)	268,218	$1,778,803	(18,759,893)	$(170,558,683)

Class IS
Shares sold	3,560,889	$29,803,469	13,305,916	$119,635,010
Shares issued on reinvestment	598,904	4,853,176	1,346,232	11,843,303
Shares repurchased	(4,047,586)	(33,559,761)	(13,929,993)	(121,369,181)
Net increase	112,207	$1,096,884	722,155	$10,109,132

†	For the period August 1, 2014 (inception date) to May 31, 2015.

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the period ended November 30, 2015, the Fund incurred a commitment fee in the amount of $87. The Fund did not utilize the Redemption Facility during the period ended November 30, 2015.

52	Western Asset High Yield Fund 2015 Semi-Annual Report

9. Capital loss carryforward

As of May 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2016	$(12,024,797)
5/31/2017	(83,418,268)
$(95,443,065)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $2,686,066, which have no expiration date, must be used first to offset any such gains.

Western Asset High Yield Fund 2015 Semi-Annual Report	53

Board approval of management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 24, 2015 and October 20 and 27, 2015. At a meeting held on November 17, 2015, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

54	Western Asset High Yield Fund

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2015. In that connection, the Directors noted that the performance of the Fund was approximately the same as its peer average performance for the ten-year period, but was lower than its peer average performance for the one-, three- and five-year periods. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the fees paid by funds in its peer group, and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and Western Asset. The Independent Directors weighed each of the foregoing matters in light of the

Western Asset High Yield Fund	55

Board approval of management and advisory agreements (unaudited) (cont’d)

advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

56	Western Asset High Yield Fund

Western Asset

High Yield Fund

Directors

Robert Abeles, Jr.

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E. B. Siart,

Chairman

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 1/16 SR15-2682

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 19, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 19, 2016